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                                                                    Exhibit 10.3

                                 PROMISSORY NOTE
                                 ---------------

$200,000                                                         July 24, 2001

     FOR VALUE RECEIVED, CAPSULE COMMUNICATIONS, INC. with principal offices located at 2 Greenwood Square, 3331 Street Road, Suite 275, Bensalem, Pennsylvania 19020 hereafter referred to as the "Borrower") promises to pay to the order of Covist t. Inc. (the "Lender") at its principal office, 150 Clove Road, Little Falls, New Jersey 07424, the sum of Two Hundred Thousand and 00/100 ($200,000) Dollars (the "Principal") with interest thereon as more fully set forth below.

     This Note shall bear interest from the date hereof and during the term hereof at a rate of eight and three-quarter (8 3/4) percent per annum. Interest and Principal shall be payable in full one year from the date above written (the "Due Date").


     Occurrence of any one of the following events shall be deemed to be a default under the terms of this Note:

     1.   Failure to pay accrued Interest or the Principal of this Note; or

     2. Borrower shall make an assignment for the benefit of creditors or attempt to effect a composition or arrangement with creditors or be adjudged bankrupt or insolvent or any receiver, trustee, liquidator, conservator or like officer be appointed to take custody, possession or control of any property of Borrower; or Borrower shall file any petition, answer of other pleading in any proceeding under any Bankruptcy Act as now or hereafter in effect for the purpose of affording relief to debtors from their obligations. However, with respect to any event of default, as set forth in this subsection 2, no default shall be deemed to have occurred unless Borrower fails to cure such default within thirty (30) days after the occurrence thereof; or

     3. Upon failure by Borrower to make payment on this Note at its stated due date, or if a default (as defined above) shall have occurred, the Lender may, addition to such other and further rights and remedies provided by law, collect interest from the date of such maturity on the principal balance owing hereon at the rate of interest of five (5%) percent per annum in excess of that specified in this Note, but not in excess of the highest legal rate permitted in the State of New Jersey.

     This Note shall also become immediately due and payable in full on not less than five (5) days prior written notice to Borrower if a certain proposed merger between Borrower and Lender's subsidiary is not consummated on or prior to December 31, 2001, or any merger agreement between said parties is terminated prior to said date, whichever is sooner.

     If this Note is referred to an attorney for collection, regardless of whether such attorney is an employee of the Lender, Borrower agrees that Lender shall be entitled to collect reasonable attorney's fees and expenses for the cost of such collection.
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     This Note may be prepaid in whole or in part without penalty or premium;
however, any prepayment of less than the full principal balance hereof shall be in the inverse order of maturity.

     This Note shall be payable when due without defense, other than full and legal payment, offset, deduction or claim of any kind whatsoever.

     The obligations evidenced by this Note are binding upon the Borrower, its successors and/or assigns.

     Presentment for payment, notice of dishonor, and notice of protest arc hereby waived by the makers, and any guarantor or and endorser hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date and year first above written.




ATTEST:                                CAPSULE COMMUNICATIONS, INC.

[SIGNATURE ILLEGIBLE]                      /s/ David Hurwitz
---------------------                  ----------------------------
                                       By: David Hurwitz
                                       Title:   President & CEO


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